UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to §240.14a-12

TORTOISE ENERGY INFRASTRUCTURE CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee paid previously with preliminary materials.

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

July 6, 2026

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of stockholders of Tortoise Energy Infrastructure Corporation (the “Company”) on Tuesday, August 18, 2026 at 8:00 a.m., Central Time at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211.

At the meeting, you will be asked to:

●	Elect two directors of the Company;

●	Ratify the selection of Tait, Weller & Baker LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2026; and

●	Consider and take action upon such other business as may properly come before the meeting as permitted by federal proxy rules and by New York Stock Exchange (“NYSE”) rules.

Enclosed with this letter are answers to questions you may have about the director election and the ratification of auditors, the formal notice of the meeting, and the Company’s proxy statement, which gives detailed information about the proposals and why the Company’s Board of Directors recommends that you vote “for” the approval of the Company’s proposals. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please contact the client relations department of Tortoise Capital Advisors, L.L.C., the investment adviser to the Company, by calling 1-866-362-9331.

Please vote your shares via the internet or by telephone, or complete, sign and date the enclosed proxy card (your ballot) and mail it in the postage-paid envelope included in this package.

Sincerely,

Matthew G.P. Sallee
Chief Executive Officer of the Company

NOTE: Even if you plan to attend the meeting, stockholders are requested to fill in, sign, date and return the accompanying proxy card in the enclosed envelope without delay. Stockholders may also authorize their proxies by telephone and internet as described further in the enclosed materials.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

ANSWERS TO SOME IMPORTANT QUESTIONS

Q. WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A. This proxy contains three proposals for the Company to: (i) elect two directors to serve until the 2029 Annual Stockholder Meeting; (ii) ratify Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm; and (iii) consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Q. HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A. The Board of Directors of the Company unanimously recommends that you vote “FOR” the proposal to elect each of Keith Fletcher and John Maxwell to serve as a director of the Company until the 2029 Annual Meeting of Stockholders, and “FOR” the proposal to ratify Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ended November 30, 2026.

Q. HOW CAN I VOTE?

A. Voting is quick and easy. If you hold your shares directly as a stockholder of record, you may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed proxy card), or by simply completing and signing the enclosed proxy card, and mailing it in the postage-paid envelope included in this package. You may also vote by attending and voting at the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting in advance of the Annual Meeting, including any request that your nominee provide you with a legal proxy. If you hold your shares in “street name,” you are strongly encouraged to vote your shares in advance of the Annual Meeting, as you will not be able to vote during the Annual Meeting itself unless you request and provide to the Company a legal proxy from your nominee.

If you hold your shares directly and intend to vote during the Annual Meeting, please let us know by calling 1-866-362-9331. Regardless of whether you plan to vote during the Annual Meeting, you may be required to provide valid identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Company, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on June 25, 2026.

Q. HOW DOES HOLDING MY SHARES THROUGH A BROKER, INSTEAD OF HOLDING THEM DIRECTLY IN MY OWN NAME, IMPACT THE WAY THAT MY SHARES MAY BE VOTED ON EACH AGENDA ITEM AT THE ANNUAL MEETING UNDER NYSE RULES?

A. If your shares are owned directly in your name with the Company’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. Brokers or other custodians holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Annual Meeting. The Company understands that, under the rules of the NYSE, if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. Since the Company is registered under the Investment Company Act of 1940, as amended, pursuant to these NYSE rules both Proposal No. 1, the election of two directors of the Company at this year’s Annual Meeting, and Proposal No. 2, ratification of the Board’s selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2026, qualify as “routine” matters. Accordingly, we do not expect any broker non-votes to occur with respect to either Proposal 1 or Proposal 2.

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For a more detailed description of the application of the votes required for approval of each agenda item at the Annual Meeting, and of the impact of abstentions and broker non-votes (if any) on the outcome of each such vote and for purposes of determining the presence of a quorum as required for conducting business at the Annual Meeting, please refer to the information presented under the subheading “Required Vote and Directors’ Recommendation” with respect to each such item.

Q. HOW WILL MY SHARES BE VOTED IF I RETURN THE ACCOMPANYING PROXY CARD?

A. The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Company prior to or at the Meeting. Where a choice has been specified on the proxy card accompanying this Proxy Statement with respect to a matter, the shares represented by such proxy card will be voted in accordance with the choice specified.

If you return the accompanying proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted FOR the election of Keith Fletcher and John Maxwell (Proposal 1), FOR the ratification and appointment of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ended November 30, 2026 (Proposal 2) and FOR, ABSTAIN, OR AGAINST any other matters acted upon at the meeting in the discretion of the persons named as proxies and as permitted by federal proxy rules and by NYSE rules.

This information summarizes information that is included in more detail in the Proxy Statement. We urge you to

read the entire Proxy Statement carefully.

If you have questions, call 1-866-362-9331.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Tortoise Energy Infrastructure Corporation

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Tortoise Energy Infrastructure Corporation, a Maryland corporation (the “Company”), will be held on Tuesday, August 18, 2026 at 8:00 a.m. Central Time at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211 for the following purposes:

1.	To elect two directors of the Company, each to hold office for a term of three years and until his successor is duly elected and qualified;

2.	To ratify the selection of Tait, Weller & Baker LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2026; and

3.	To consider and take action upon such other business as may properly come before the meeting as permitted by federal proxy rules and by NYSE rules.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record as of the close of business on June 25, 2026 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of the Company,

Jeffrey S. Kruske
Secretary

July 6, 2026
Overland Park, Kansas

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares via the internet, by telephone or by completing, dating, signing and returning the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. If you choose to vote using the enclosed proxy card, a return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote by attending and voting at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a legal proxy issued in your name.

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TORTOISE ENERGY INFRASTRUCTURE CORPORATION

5901 College Boulevard, Suite 400
Overland Park, Kansas 66211
1-866-362-9331

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 18, 2026

This proxy statement is being sent to you by the Board of Directors of Tortoise Energy Infrastructure Corporation (the “Company”). The Board of Directors is asking you to complete and return the enclosed proxy card, permitting your shares of the Company to be voted at the Annual Meeting of stockholders called to be held on August 18, 2026. The Board of Directors of the Company has fixed the close of business on June 25, 2026 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this proxy statement. This proxy statement and the enclosed proxy are first being mailed to stockholders on or about, July 6, 2026.

The Company’s annual report can be accessed through its link on the closed-end fund section of its investment adviser’s website (www.tortoisecapital.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on August 18, 2026: This proxy statement is available on the internet at https://tortoisecapital.com/cef/tortoise-energy-infrastructure-corp/#literature. On this site, you will be able to access the proxy statement for the Annual Meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

This proxy statement sets forth the information that the Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for the Company and the class of stockholders of the Company being solicited with respect to each proposal.

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Proposals	Class of Stockholders of The Company Entitled to Vote
1. To elect the following two individuals as directors of the Company, each to hold office for a term of three years, and until his or her successor is duly elected and qualified:
Keith Fletcher	Common Stockholders and Preferred Stockholders, voting together as a single class
John Maxwell	Common Stockholders and Preferred Stockholders, voting together as a single class
2. To ratify the selection of Tait, Weller & Baker LLP as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2026.	Common Stockholders and Preferred Stockholders, voting together as a single class
3. To consider and take action upon such other business as may properly come before the meeting as permitted by federal proxy rules and by NYSE rules.	Common Stockholders and Preferred Stockholders, voting together as a single class

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PROPOSAL ONE

ELECTION OF TWO DIRECTORS

The Board of Directors of the Company unanimously nominated Keith Fletcher and John Maxwell, following a recommendation by the Nominating and Governance Committee of the Company, for election as Class I directors at the Annual Meeting of stockholders of the Company. Messrs. Fletcher and Maxwell are nominated for a term that will expire on the date of the 2029 Annual Meeting of stockholders. Each of Messrs. Fletcher and Maxwell has consented to be named in this proxy statement and has agreed to serve if elected and the Company has no reason to believe that either Mr. Fletcher or Mr. Maxwell will be unavailable to serve.

Current Class I director Conrad S. Ciccotello is not standing for election at this year’s Annual Meeting. As previously reported, by letter dated April 24, 2026, Class I director Alexandra Herger advised the Board of Directors of her decision to resign as a director of the Company, effective July 1, 2026. Following her resignation, as previously reported in the Company’s Form 8-K filed with the SEC on July 1, 2026, simultaneously with the effective date of Ms. Herger’s resignation the Board of Directors appointed John Maxwell to fill the resulting Class I director vacancy on the Board through the date of the Annual Meeting, at which time Mr. Maxwell will be standing for election to a full term as a Class I director.

The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Keith Fletcher and John Maxwell as directors of the Company. In accordance with the Company’s Articles of Incorporation, its Board of Directors is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered. The term of current Class II director Carrie Ramirez Schoffman expires on the date of the 2027 Annual Meeting of stockholders of the Company and the term of current Class III directors Andrew J. Iseman and Tom Florence expires on the date of the 2028 Annual Meeting. Pursuant to the terms of the Company’s preferred shares, the preferred stockholders of the Company have the exclusive right to elect two directors to their Company’s Board. Mr. Florence is one of these two directors and Ms. Schoffman, who was appointed by the Board of the Company to fill the unexpired term of former Class II director Rand C. Berney in connection with his resignation, effective July 15, 2025, is the other director who will be subject to re-election solely by vote of the preferred stockholders when her current term expires at the 2027 Annual Meeting.

Holders of both common stock and preferred shares of the Company, voting together as a single class, will vote on the election of Keith Fletcher and John Maxwell as directors of the Company. Stockholders do not have cumulative voting rights.

If elected as Class I directors at the Annual Meeting, Messrs. Fletcher and Maxwell will hold office until the 2029 Annual Meeting of stockholders of the Company, and until their successors are duly elected and qualified. If Messrs. Fletcher and Maxwell are unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.

The following table sets forth, for each continuing Board member or Board nominee their name, age and address; position(s) with the Company and length of time served; principal occupation during the past five years; the number of companies in the Fund Complex that each Board member oversees and other public company directorships held by each Board member. Unless otherwise indicated, the address of each director is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”). As of May 31, 2026, for each of the Company’s independent directors and director nominees (Mr. Florence, Mr. Iseman, Mr. Fletcher, Mr. Maxwell and Ms. Schoffman), the Fund Complex included Tortoise MLP ETF (“TMLP”), Tortoise North American Pipeline ETF (“TPYP”), Tortoise Global Water ETF (“TBLU”), Tortoise AI Infrastructure ETF (“TCAI”), Tortoise Nuclear Renaissance ETF (“TNUK”), Tortoise Energy ETF (“TNGY”), Tortoise Electrification Infrastructure ETF (“TPZ”), and Tortoise Energy Infrastructure Total Return Fund (“TORIX”), each of whose investment adviser is the Adviser and on whose boards such individuals serve. For each of Mr. Florence, Mr. Iseman, and Ms. Schoffman, as of May 31, 2026, the Fund Complex also included the Company.

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Nominees For Class I Director Who Are Independent:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Keith Fletcher (Born 1958)	None	Partner at Neos Investments (since 2022); Principal and Founder, JAHFT Solutions (since 2017); Principal and Chief Distribution Officer, Riskx Investments (2012 – 2017); Chief Marketing Officer, Guggenheim Investments/Rydex SGI (2008 – 2012); Managing Director, Lyster Watson (2007 – 2008); President and Chief Executive Officer, Fletcher Financial Group Inc. (2004 – 2007); Chief Marketing Officer, Executive Vice President, Van Eck Global (1992 – 2004).	Eight	Valkyrie ETF Trust II; Tortoise Capital Series Trust

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Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
John Maxwell (Born 1963)	Class I Director since July 1, 2026	Lead Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (2006 – 2021); Analyst and Assistant Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (1998 – 2006); Consumer Staples Analyst, Fort Washington Investment Advisors (1995 – 1998); Financial Analyst, Procter & Gamble (1992 – 1995); Engineer in Charge of Construction, Camp David, White House Military Office (1986 – 1990); First Lieutenant, U.S. Army Reserves, Corps of Engineers; CFA designation (since 1998).	Eight	Tortoise Capital Series Trust

Director Who Is An Interested Director:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Tom Florence (Born 1962)	Class III Director and Chairman of the Board of the Company since January 2025 for the Company; since November 2024 for Tortoise Capital Series Trust	Chief Executive Officer, Tortoise Capital Advisors, L.L.C. (since 2024); Managing Director, Hamilton Lane (2021-2022); Chairman, Chief Executive Officer and Founder, 361 Capital (2009-2021); Managing Partner, Black Creek Capital (2003-2008); Managing Director, Morningstar Inc. (2000-2003); Managing Director, Pilgrim Baxter & Associates (1996-2000); Vice President, Fidelity Investments (1991-1996); Vice President, Merrill Lynch (1985-1991).	Nine	Tortoise Capital Series Trust

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Remaining Directors Who Are Independent:

Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Carrie Ramirez Schoffman (Born 1973)	Class II Director of the Company since July 15, 2025.	Owner, CPA Concierge Services, LLC (since 2020); Tax Accountant, Bree Beers & Associates, PC (2017 - 2021); Principal Financial Officer and Treasurer, ICON Funds (2013 - 2017); Chief Compliance Officer, ICON Funds (2004 - 2017); Chief Compliance Officer, Senior Vice President, ICON Advisers, Inc. (2004 - 2017); Staff Accountant, U.S. Securities and Exchange Commission (2003 - 2004); Experienced Manager/Senior/Staff, PricewaterhouseCoopers LLP (1996 - 2003); CPA designation (since 1997)	Nine	Ultimus Registered Alternatives Gateway Series Trust, Tortoise Capital Series Trust

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Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Andrew J. Iseman (Born 1964)	Class III Director of the Company since August 14, 2025	Member, Governing Council, Independent Directors Council (since 2024); Adjunct Faculty, Rockhurst University (2018); Chief Executive Officer, Scout Investments (2010-2018); Chief Operating Officer, RK Capital Management (2009-2010); Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series (2007-2008); Senior Vice President, INTECH (2005-2007); Vice President of Investment Operations, Janus Capital Group (2003- 2005); Chief Operating Officer, Berger Financial Group (1996-2003); Product Manager, DST Systems (1993-1996); Senior Compliance Examiner, FINRA (1987-1993).	Nine	Pacific Select Fund; Pacific Funds Series Trust; Tortoise Capital Series Trust

In addition to the experience provided in the table above, each director and director nominee possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Company’s Board of Directors: Ms. Schoffman, experience as a Certified Public Accountant, both in private practice and on the staff of the Securities and Exchange Commission, executive leadership and business experience; Mr. Florence, his experience and familiarity with the Company’ day-to-day operations and the individuals with responsibility for the Company’ management and operations; and Mr. Iseman, experience as a chief executive officer; Mr. Fletcher, his securities distribution and brokerage experience; and Mr. Maxwell, his experience as a portfolio manager.

Other attributes and qualifications considered for each director in connection with their selection to join the Board of Directors of the Company were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a director for the Company. In addition, as to each director other than Mr. Florence, his or her status as an Independent Director; and, as to Mr. Florence, his roles with the Adviser were an important factor in his selection as a director. No experience, qualification, attribute or skill was by itself controlling.

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Mr. Florence serves as Chairman of the Board of Directors of the Company. Mr. Florence is an “interested person” of the Company within the meaning of the 1940 Act. The appointment of Mr. Florence as Chairman reflects each Board of Directors’ belief that his experience, familiarity with the Company’s day-to-day operations and the individuals with responsibility for the Company’s management and operations provides the Board of Directors with insight into the Company’s business and activities and, with his familiarity with the Company’s administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Iseman serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and the Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of the Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. Further, the Board of Directors believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management but also enhances the independent and orderly exercise of its responsibilities.

Information About Executive Officers

Mr. Florence is the Chairman of the Board of the Company. The preceding tables give more information about Mr. Florence. The following table sets forth each other executive officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer and other public company directorships held by each officer. Unless otherwise indicated, the address of each officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. Each officer serves until his or her successor is elected and qualified or until his or her resignation or removal. As employees of the Adviser, each of the following officers are “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer
Matthew G.P. Sallee (Born 1978)	Chief Executive Officer of the Company since June 7, 2024; President of the Company since June 30, 2015.	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2009.	Six	None

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Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer
Sean Wickliffe (Born 1989)	Principal Financial Officer and Treasurer of the Company since April 1, 2024; Vice President and Assistant Treasurer of the Company from July 14, 2021 to April 1, 2024.	Director of Operations of the Adviser since January 2025. Vice President – Financial Operations of the Adviser from January 2021 through December 2024; Senior Financial Operations Analyst of the Adviser from January 2020 to January 2021; Financial Operations Analyst of the Adviser from December 2016 to January 2020; Junior Financial Operations Analyst of the Adviser from November 2015 to December 2016.	N/A	None
Amy Seifer (Born 1977)	Chief Compliance Officer since February 2025.	Director, Fund CCO Services, PINE Advisor Solutions LLC (2024 - present); Vice President at Citi Fund Services Ohio, Inc. (2012 - 2024).	N/A	None

As of May 31, 2026, the Fund Complex included Tortoise MLP ETF (“TMLP”), Tortoise North American Pipeline ETF (“TPYP”), Tortoise Global Water ETF (“TBLU”), Tortoise AI Infrastructure ETF (“TCAI”), Tortoise Nuclear Renaissance ETF (“TNUK”), Tortoise Energy ETF (“TNGY”), Tortoise Electrification Infrastructure ETF (“TPZ”), and Tortoise Energy Infrastructure Total Return Fund (“TORIX”), each of whose investment adviser is the Adviser.

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Committees of the Board of Directors of the Company

The Company’s Board of Directors currently has three standing committees: (i) the Executive Committee; (ii) the Audit and Compliance Committee; and (iii) the Nominating and Governance Committee. Currently, all of the non-interested directors are the only members of each of these committees, except for the Executive Committee, for the Company, and except for the fact that Mr. Maxwell initially was appointed only to the Nominating and Governance Committee in connection with his appointment as a director effective July 1, 2026. The Company’s Executive Committee currently consists of Mr. Florence and Mr. Iseman.

Executive Committee. The Executive Committee of the Company has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. Mr. Florence is an “interested person” of the Company as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.

●	Audit and Compliance Committee. The Audit and Compliance Committee of the Company was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoisecapital.com) and in print to any stockholder who requests it from the Secretary of the Company at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Committee: (i) is responsible for the appointment, compensation, retention or termination and oversight of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of the Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; (v) reviews and assesses management’s compliance with applicable securities laws, rules and regulations; (vi) monitors compliance with the Company’s Code of Ethics; and (vii) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board of Directors of the Company has determined that Conrad S. Ciccotello and Carrie Ramirez Schoffman are each an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance. In addition to her experience serving as Principal Financial Officer and Treasurer of an issuer registered under the Investment Company Act of 1940, Ms. Schoffman is a Certified Public Accountant.
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●	Nominating and Governance Committee. Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Nominating and Governance Committee of the Company operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoisecapital.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2027 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. The Bylaws of the Company require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, or (2) to be a current director of the Company that has not reached 75 years of age. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.

The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, investment performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit and Compliance Committee and such other standing or special committees as may be established from time to time. For example, the Audit and Compliance Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

The Company does not currently have a standing compensation committee. The Company does not have any employees and the New York Stock Exchange does not require boards of directors of registered closed-end funds to have a standing compensation committee.

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The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2025 for the Company:

Board of Directors	13
Executive Committee	0
Audit and Compliance Committee	5
Nominating and Governance Committee	6

During the 2025 fiscal year, all Company directors who were directors during the 2025 fiscal year attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Company does not have a policy with respect to Board member attendance at annual meetings. All of the then-current directors of the Company attended the Company’s 2025 Annual Meeting in person.

ADDITIONAL INFORMATION CONCERNING CERTAIN LITIGATION

The Demand Futility Litigation. In May 2023, a stockholder of the Company (“Plaintiff,” who was joined by a former stockholder of Tortoise Midstream Energy Fund, Inc. “Midstream”), filed suit against the Company, the Adviser, and current and former members of the Board of Directors, Conrad S. Ciccotello, Rand C. Berney, Jennifer Paquette, Alexandra Herger, and H. Kevin Birzer (the “Defendant Directors”), docketed as Nathanson, et al. v. Tortoise Capital Advisors, LLC, Case No. 24-C-3- 002372 (filed May 12, 2023) (the “Demand Futility Litigation”). The suit was filed in the Circuit Court for Baltimore City after an earlier but substantively similar complaint filed in August 2022 in the District of Kansas was dismissed for Plaintiff’s failure to comply with the Company’s mandatory forum selection clause. The Plaintiff asserted that the Company and the Defendant Directors breached their fiduciary duties and committed gross negligence, basing their claims on allegations concerning the Defendant Directors’ supervision of the Adviser and its use of leverage in the Company, the Company’s policies pertaining to leverage, the Defendant Directors’ management of the Company during the 2020 energy market volatility, and implementation of certain corporate governance bylaw amendments in October 2020. The Plaintiff also asserted a claim against the Adviser for rescission of the Adviser’s investment advisory contracts under Section 215 of the Investment Advisers Act, alleging that the Adviser improperly or excessively utilized leverage to increase its management fee. Plaintiff also sought rescission and declaratory judgment that the Company’s control share provision violated Section 18(i) of the Investment Company Act. In December 2023, Plaintiff voluntarily dismissed its control share provision claims. On February 16, 2024, the court dismissed the Demand Futility Litigation because (i) Plaintiff’s claims for gross negligence and rescission of the investment advisory contracts were time-barred under Maryland’s statute of limitations, and (ii) Plaintiff could not assert a claim for breach of fiduciary duty because Plaintiff failed to make pre-suit demand or to sufficiently plead that demand would have been futile.

Plaintiff appealed the decision as to breach of fiduciary duty claim only in the Appellate Court of Maryland, No. 0370 (September Term, 2024), which is Maryland’s intermediate appellate court. By Opinion dated August 28, 2025, the Appellate Court affirmed the dismissal of Plaintiff’s derivative breach of fiduciary duty claim on the ground that Plaintiff had failed to make a pre-suit demand and that the limited demand futility rule under Maryland law did not excuse Plaintiff’s failure to make such a demand on the Company’s Board of Directors. Plaintiff thereafter filed with the Supreme Court of Maryland on October 15, 2025 a timely petition for a writ of certiorari seeking review by the Supreme Court of the Appellate Court’s opinion. By Order dated December 19, 2025, the Maryland Supreme Court granted Plaintiff’s petition and agreed to review only the application of the demand futility rule to Plaintiff’s derivative breach of fiduciary duty claim. Briefing was completed, and the Supreme Court held oral argument on April 9, 2026. The appeal has thus been submitted and remains pending before the Supreme Court for decision.

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The Demand and the Demand Refused Litigation. A stockholder of the Company (along with the former stockholder of Midstream) served a demand letter (the “Demand”) on the Board of the Company on April 2, 2024, demanding that the Board of the Company initiate litigation on behalf of the Company against the Adviser and the current and former members of the Board of the Company, who are the same directors named as defendants in the Demand Futility Litigation (the “Defendant Directors”). This stockholder is the Plaintiff in the Demand Futility Litigation described above.

The Demand, which followed after the dismissal by the Circuit Court of the Demand Futility Litigation, demands that the Company assert claims against the Adviser and the Defendant Directors for breach of fiduciary duty based on, among other things, the Adviser’s use of leverage and management of the Company, the Defendant Directors’ supervision of the Adviser, the Company’s policies pertaining to leverage, the Defendant Directors’ management of the Company during the 2020 energy market volatility, and implementation of certain corporate governance bylaw amendments in October 2020. In response to the Demand, the Board of the Company formed a special Committee (the “Demand Review Committee”) comprised of disinterested directors, which retained independent counsel with no prior connection with the Company or the Adviser to assist it with investigating the claims raised in the Demand. With the assistance of independent counsel, the Demand Review Committee, conducted an independent investigation in response to the Demand and concluded that the allegations in the Demand were not supported by the underlying facts and/or simply failed to state non-exculpated claims. The Board of the Company considered the Demand Review Committee’s findings and concluded that the claims asserted in the Demand were valueless and, if pursued, may actually result in losses to the Company in the form of mandatory indemnification payments to the Adviser and the Board of the Company for the cost of litigation. On August 24, 2024, counsel to the stockholder issuing the Demand was informed of the decision on the Demand.

On November 22, 2024, the stockholder who had issued the demand, filed a lawsuit in the Circuit Court for Baltimore City against the Company, the Adviser, and the Defendant Directors (the “Demand Refused Litigation”), docketed as Nathanson, et al. v. Tortoise Capital Advisors, LLC, Case No. C-24-CV-24-004103 (filed November 22, 2024). The stockholder-plaintiff alleges that the Board of the Company wrongfully refused the Demand and seeks to bring the same breach of fiduciary duty claim alleged in the Demand (as well as in the Demand Futility Litigation). On May 28, 2025, the court in the Demand Refused Litigation issued an order finding that the issues raised were “closely related” to and “have substantial overlap” with the claims raised in the Demand Futility Litigation, which remains pending on appeal. To “(1) preserve judicial economy, (2) avoid possible inconsistent rulings and (3) avoid affecting the Appellate Court proceedings,” the Circuit Court stayed the Demand Refused Litigation, pending resolution of the appeal in the Demand Futility Litigation. Thus, the Demand Refused Litigation remains pending.

Director and Officer Compensation

The Company does not compensate any of its directors who are interested persons nor any of its officers. The following table sets forth certain information with respect to the compensation paid by the Company and the Fund Complex for fiscal year 2025 to each of the current independent directors, as well as to Rand C. Berney and Alexandra A. Herger, prior to their respective resignations from the Board, for their services as directors during the period. Messrs. Fletcher and Maxwell did not serve as directors for the Company, or for any other entity in the Fund Complex, during the fiscal year ended November 30, 2025. The Company does not have any retirement or pension plans.

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Name of Person, Position	Aggregate Compensation from Company(1)	Total Compensation from Company and Fund Complex* Paid to Director
Independent Directors
Rand C. Berney – Class II Director from 2014 to 2025	$59,025	$79,475
Conrad S. Ciccotello – Class I Director since 2003	$87,525	$190,975
Alexandra A. Herger – Class I Director since 2015	$81,400	$102,100
Carrie Ramirez Schoffman – Class II Director since 2025	$31,179	$31,179
Andrew J. Iseman – Class III Director since 2025	$25,310	$25,310

*	For the fiscal year ended November 30, 2025, for Mr. Berney, Mr. Ciccotello, and Ms. Herger, the Fund Complex included the Company, Tortoise Essential Energy Fund (“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline and Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Sustainable and Social Impact Term Fund (“TEAF”). For Mr. Ciccotello, the Fund Complex also includes TSIFX, on which board he served. For Mr. Iseman and Ms. Schoffman, for the period served during the fiscal year ended November 30, 2025, the Fund complex included the Company and TEAF.

(1)	No amounts have been deferred for any of the persons listed in the table.

For the 2026 fiscal year, each independent director receives an annual retainer from the Company as set forth below. Additionally, each independent director receives a fee of $1,000 for each meeting of the Board of Directors he or she attends in person, as well as $500 for each meeting of the Board of Directors attended telephonically, and $500 for each committee meeting attended in person or telephonically. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees. The Lead Independent Director, the Chairman of the Audit and Valuation Committee, and each other committee chairman each receives an additional annual retainer as set forth below. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

Company
Annual Board Retainer	$80,000
Lead Independent Director Retainer	$10,000
Audit and Valuation Committee Chairman Retainer	$10,000
Other Committee Chairman Retainer	$10,000

Required Vote and Directors’ Recommendation

Each of the current director nominees, Keith Fletcher and John Maxwell, will be elected by the vote of a plurality of all the votes cast by shares of common stock and preferred stock of the Company present at the meeting, in person or by proxy, voting together as a single class. Stockholders do not have cumulative voting rights, and proxies cannot be voted for a greater number of persons than the number of nominees named. A vote by plurality means the nominee with the highest number of affirmative votes, regardless of any votes withheld, will be elected.

Each common share is entitled to one vote in the election of Messrs. Fletcher and Maxwell and each preferred share is entitled to one vote in the election of Messrs. Fletcher and Maxwell.

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If your shares are owned directly in your name with the Company’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. Brokers or other custodians holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Annual Meeting. The Company understands that, under the rules of the NYSE, if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a “broker non-vote” occurs with respect to any non-routine matters since the broker will not have discretion to vote on such non-routine matters. Since the Company is registered under the Investment Company Act of 1940, as amended, pursuant to these NYSE rules both Proposal No. 1, the election of two directors of the Company at this year’s Annual Meeting, and Proposal No. 2, ratification of the Board’s selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2026, qualify as “routine” matters. Accordingly, we do not expect any broker non-votes to occur with respect to either Proposal 1 or Proposal 2.

For the purposes of the vote on these proposals, for the Company, abstentions and broker non-votes, if any, will not be counted as shares voted and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum required to conduct business at the Annual Meeting.

BOARD RECOMMENDATION

The Board of Directors of the Company unanimously recommends that both the common stockholders and the preferred stockholders of the Company vote “for” the election of Keith Fletcher and John Maxwell as directors.

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PROPOSAL TWO

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company recommends that the stockholders of the Company ratify the selection of Tait, Weller & Baker LLP (“TWB”) as the independent registered public accounting firm (“independent auditors”), to audit the accounts of the Company for the fiscal year ending November 30, 2026. TWB’s selection was approved by each Company’s Audit and Compliance Committee. Their selection also was ratified and approved by the Board of Directors, including a majority of the directors who are not “interested persons” of the Company within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards.

TWB has audited the financial statements of the Company since fiscal year ending November 30, 2025, and does not have any direct financial interest or any material indirect financial interest in any of the Companies. Previously, Ernst & Young LLP (“EY”) had served as the Company’ independent registered public accounting firm and had audited the financial statements of the Company since prior to the Company’s commencement of business in February 2004. A representative of TWB is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Company’s Audit and Compliance Committee meets twice each year with representatives of TWB to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

Required Vote and Directors’ Recommendation

TWB will be ratified as a Company’s independent registered public accounting firm by the affirmative vote of a majority of all the votes cast by shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class. Each common share and each preferred share of the Company is entitled to one vote on this proposal.

For the purposes of the vote on this proposal, abstentions (if any) will not be counted as shares voted and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum required to conduct business at the Annual Meeting. Since this Proposal 2 is considered a “routine matter” under applicable NYSE rules, we do not expect any broker non-votes to occur with respect to Proposal 2.

BOARD RECOMMENDATION

The Board of Directors of the Company unanimously recommends that the common and preferred stockholders of the Company vote “for” the ratification of Tait, Weller & Baker LLP as the Company’s Independent Registered Public Accounting Firm to audit the accounts of the Company for the fiscal year ending November 30, 2026.

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AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee of the Company reviews the Company’s annual financial statements with both management and the independent auditors.

In discharging its duties, the Audit and Compliance Committee of the Company has met with and has held discussions with management and the Company’s independent auditors. The Company’s Audit and Compliance Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2025 with management. Management of the Company has represented to the independent auditors that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit and Compliance Committee of the Company has also discussed with the independent auditors the matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The independent auditors provided to the Company’s Audit and Compliance Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit and Compliance Committee concerning independence, and the Company’s Audit and Compliance Committee discussed with representatives of the independent auditors their firm’s independence with respect to the Company.

Based on the Audit and Compliance Committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committee, the Audit and Compliance Committee recommended that the Board include the audited financial statements in the Company’s Annual Report for filing with the Securities and Exchange Commission (“SEC”).

The Audit and Compliance Committee of the Company

Carrie Ramirez Schoffman (Chairperson)

Conrad S. Ciccotello

Andrew J. Iseman

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit and Compliance Committee selected TWB as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2026. TWB served as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2025. TWB is registered with the Public Company Accounting Oversight Board.

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FEES AND SERVICES

As previously disclosed, at a meeting held on April 3, 2025, the Board of Directors of the Company approved the engagement of TWB to serve as the independent registered public accounting firm for the Fund. Ernst & Young LLP (“EY”) previously served as the Company’ independent registered public accounting firm for the year ended November 30, 2024. On April 8, 2025, the Company notified Ernst & Young LLP of the Company’ engagement of Tait, Weller & Baker LLP, and the resulting dismissal of Ernst & Young LLP, as the Fund’s independent registered public accounting firm. Prior to the engagement of TWB as described above, EY had audited the financial statements of the Company since prior to the Company’s commencement of business in February 2004.

The following table, presented in the format required by SEC rules, sets forth the approximate amounts of the aggregate fees billed to the Company for the fiscal years ended November 30, 2025 and 2024, respectively, by TWB (note that TWB did not serve as the Company’s independent registered public accounting firm for fiscal year 2024, so no fees are reported for that period):

	2025	2024
Audit Fees(1)	$146,135	—
Audit-Related Fees(2)	—	—
Tax Fees(3)	$24,037	—
All Other Fees	—	—

(1)	For professional services rendered with respect to the audit of the Company’s financial statements and the review of the Company’s statutory and regulatory filings with the SEC.
(2)	For professional services rendered with respect to assurance related services in connection with the Company’s compliance with its rating agency guidelines.
(3)	For professional services for tax compliance, tax advice and tax planning.

The following table, presented in the format required by SEC rules, sets forth the approximate amounts of the aggregate fees billed to the Company for the fiscal years ended November 30, 2025 and 2024, respectively, by EY (note that EY did not serve as the Company’s independent registered public accounting firm for fiscal year 2025, so no fees are reported for that period):

	2025	2024
Audit Fees(1)	—	$180,814
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	$26,103
All Other Fees	—	—

(1)	For professional services rendered with respect to the audit of the Company’s financial statements and the review of the Company’s statutory and regulatory filings with the SEC.
(2)	For professional services rendered with respect to assurance related services in connection with the Company’s compliance with its rating agency guidelines.
(3)	For professional services for tax compliance, tax advice and tax planning.
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The Audit and Compliance Committee of the Company has adopted pre- approval policies and procedures. Under these policies and procedures, the Audit and Compliance Committee of the Company pre-approves (i) the selection of the Company’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the Audit and Compliance Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit and Valuation Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the Company’s respective adoption of these policies and procedures, the Audit and Compliance Committee of the Company has pre-approved all audit and non-audit services provided to the Company by EY and TWB. None of these services provided by EY or TWB were approved by the Audit and Compliance Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of EY’s and TWB’s hours spent on auditing the Company’s financial statements were attributed to work performed by full-time permanent employees of EY and TWB.

During the respective fiscal years ended November 30, 2024 and November 30, 2025, the Adviser paid $0 to TWB in 2024 and $40,000 in 2025, and the Adviser paid to EY $35,300 in 2024 and $0 in 2025, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Company’s Audit and Compliance Committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company has paid to, or been billed for fees by, TWB or EY for non-audit services rendered to the Adviser or such entity during the Company’s last two fiscal years.

The Audit and Compliance Committee of the Company has considered whether the provision of services (other than audit services) by each of EY and TWB to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company is compatible with maintaining the independence of each of EY and TWB, respectively, in performing audit services.

OTHER MATTERS

The Board of Directors of the Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion, as permitted by federal proxy rules and by NYSE rules.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

At May 31, 2026, each then-current director, and each director nominee (as applicable), beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of the Company overseen by such director in the Fund Complex having values within the indicated dollar ranges. Other than the Fund Complex, with respect to the Company, none of the Company’s directors and director nominees who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Director	Dollar Range of Holdings in the Company(1)
Interested Persons
Thomas Florence	None
Independent Persons
Conrad S. Ciccotello	Over $100,000
Keith Fletcher	None
Alexandra A. Herger	$10,001-$50,000
Andrew J. Iseman	Over $100,000
John Maxwell	None
Carrie Ramirez Schoffman	None

Director	Aggregate Dollar Range of Holdings in Companies Overseen by Director in Family of Investment Companies(2)
Interested Persons
Thomas Florence	None
Independent Persons
Conrad S. Ciccotello	Over $100,000
Keith Fletcher	None
Alexandra A. Herger	$10,001-$50,000
Andrew J. Iseman	Over $100,000
John Maxwell	None
Carrie Ramirez Schoffman	None

(1)	Based on the closing price of the Company’s common shares on the New York Stock Exchange on May 31, 2026.
(2)	Based on the closing price of the Company’s common shares on the New York Stock Exchange on May 31, 2026.

At May 31, 2026, each then-current director, each director nominee and each officer, and the directors, director nominees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of the Company (or percentage of outstanding shares). Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

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Common Shares
Independent Directors and Director Nominees
Conrad Ciccotello	12,323(1)
Keith Fletcher	—
Alexandra A. Herger	614
Andrew J. Iseman	3,000
John Maxwell	—
Carrie Ramirez Schoffman	—
Interested Directors and Officers
Thomas Florence	—
Matthew G.P. Sallee	3,359
Sean Wickliffe	—
Amy Seifer	—
Directors and Officers as a Group	19,296

None of the independent directors or nominees and none of the interested directors and officers hold any of the Company’s preferred shares.

% of Outstanding Common Shares(2)
Independent Directors and Nominee
Conrad Ciccotello	*
Keith Fletcher	*
Alexandra A. Herger	*
Andrew J. Iseman	*
John Maxwell	*
Carrie Ramirez Schoffman	*
Interested Directors and Officers
Thomas Florence	*
Matthew G.P. Sallee	*
Sean Wickliffe	*
Directors and Officers as a Group	*

*	Indicates less than 1%.
(1)	Mr. Ciccotello holds 155 of these shares jointly with his wife.
(2)	Based on the following shares outstanding as of May 31, 2026: 21,129,595 shares of the Company common stock.
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The table below indicates the persons known to the Company to own 5% or more of its shares of preferred stock as of May 31, 2026.

Name and Address	Number of the Company Preferred Shares	Percent of Class
Prudential Financial Inc. (*) 751 Broad Street Newark, NJ 07102-3777	5,300,000	82.9%
Massachusetts Mutual Life Insurance Company (**) 1295 State Street Springfield, MA 01111	1,000,000	15.6%

(*)	Information based on a Schedule 13G filed on September 8, 2025. Prudential Financial Inc. reports that it has sole voting and sole dispositive power over all of the shares listed in the table above.

(**)	Information based on a Schedule 13G filed on September 8, 2025. Massachusetts Mutual Life Insurance Company reports that it has shared voting and shared dispositive power over all of the shares listed in the table above, and that its wholly-owned indirect subsidiary, Barings LLC, acts as investment advisor to the advisory accounts that hold such shares and, as such, may also be deemed to be a beneficial owner of such shares.

We are unaware of any person who, as of May 31, 2026, “controls” (within the meaning of the 1940 Act) the Company. Under the 1940 Act, a person who beneficially owns, directly or indirectly, more than 25% of the voting securities of a fund is presumed to control the fund. As of May 31, 2026, no shareholders were known by the Company to own, of record or beneficially, five percent or more of the Company’s outstanding shares of common stock.

DELINQUENT SECTION 16(a) REPORTS

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Company’s directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of those forms furnished to the Company, or written representations that no other reports were required to be filed, the Company believes that its directors and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year.

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INVESTMENT ADVISER

Tortoise Capital Advisors, L.L.C. is the Company’s investment adviser. The Adviser’s address is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. As of May 31, 2026, the Adviser had approximately $10.4 billion of client assets under management.

MORE INFORMATION ABOUT THE MEETING

Stockholders. At the record date, the Company had the following number of shares issued and outstanding, each of which is entitled to one vote per share on those matters as to which such class has voting rights as described in this proxy statement:

Common Shares	Preferred Shares
25,410,293	6,396,212

How Proxies Will Be Voted. All proxies solicited by the Board of Directors of the Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares represented by such proxy will be voted: “FOR” the proposal to elect each of Keith Fletcher and John Maxwell to serve as a director of the Company until the 2029 Annual Meeting of Stockholders; and “FOR” the proposal to ratify Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ended November 30, 2026.

How To Vote. You may vote your shares by simply completing and signing the enclosed proxy card (your ballot) and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting.

Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Company on a pro rata basis. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives, or by the firm of EQ Fund Solutions, LLC, 28 Liberty Street, 53rd Floor, New York, NY 10005 (“EQ”), which we have engaged to provide customary services in connection with the solicitation of Annual Meeting proxies at a fee that is not anticipated to exceed $17,750. The Company will not pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy. You may revoke your proxy at any time before it has been voted by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum. The presence, in person or by proxy, of holders of the shares of the Company entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum as required to conduct business at the Annual Meeting. For purposes of determining the presence or absence of a quorum for the Company, shares present at the Annual Meeting that are not voted, or abstentions, and any broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the meeting for quorum purposes but have not been voted.

23

If a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or the stockholders of the Company entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report of the Company. The Company will furnish without charge, upon written request, a copy of its most recent annual report, as well as its semiannual report for the six months ending June 30, 2026 when available. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s shares entitled to vote at the Annual Meeting of stockholders. Such written request should be directed to the Company’s Secretary at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, (866) 362-9331.

ADMINISTRATOR

The Company has entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of the Company. Communications should be addressed to the Secretary of the Company at its principal offices at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

CODE OF ETHICS

The Company has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Company’s link on its investment adviser’s website (www.tortoisecapital.com).

STOCKHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2027 ANNUAL MEETING

Method for Including Proposals in a Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in a Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, not later than 5:00 p.m., Central Time on March 8, 2027. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy materials sent to stockholders.

24

Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Company’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Company’s Bylaws. Under the Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, no earlier than February 6, 2027, nor later than 5:00 p.m. Central Time on March 8, 2027. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain additional prescribed information regarding such person’s background and ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the Company’s Bylaws. A copy of the Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

Jeffrey S. Kruske

Secretary

July 6, 2026

25

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

SCAN
The QR code or visit
www.proxy-direct.com
to vote your shares

CALL
1-800-337-3503
Follow the recorded instructions
available 24 hours

MAIL
Vote, sign and date and return in the enclosed Business Reply Envelope

VOTE IN PERSON
Attend Stockholder Meeting
5901 College Boulevard, Suite 400,
Overland Park, KS 66211
on August 18, 2026

Please detach at perforation before mailing.

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Energy Infrastructure Corporation, revoking prior proxies, appoints Thomas Florence and Matthew Sallee, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Annual Meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on Tuesday, August 18, 2026, at 8:00 a.m. Central Time at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

____

____

TYG_35245_062926
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on August 18, 2026.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/tor-35245

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" proposals 1 and 2.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: X

A Proposals The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Keith Fletcher	02. John Maxwell	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided here.____________________

I plan to attend the Annual Meeting. YES ☐ NO ☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX TYG 35245 XXXXXXXX

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

SCAN
The QR code or visit
www.proxy-direct.com
to vote your shares

CALL
1-800-337-3503
Follow the recorded instructions
available 24 hours

MAIL
Vote, sign and date and return in the enclosed Business Reply Envelope

VOTE IN PERSON
Attend Stockholder Meeting
5901 College Boulevard, Suite 400,
Overland Park, KS 66211
on August 18, 2026

Please detach at perforation before mailing.

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Energy Infrastructure Corporation, revoking prior proxies, appoints Thomas Florence and Matthew Sallee, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Annual Meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on Tuesday, August 18, 2026, at 8:00 a.m. Central Time at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

TYG_35245_062926_Pref
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on August 18, 2026.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/tor-35245

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" proposals 1 and 2.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Keith Fletcher 02. John Maxwell	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided here.______________________________

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx TYG2 35245 xxxxxxxx